First Guaranty Bancshares, Inc.

Investor Presentation

June 2016

Financial Information as of March 31, 2016 unless otherwise noted

Disclosures

This presentation has been prepared by First Guaranty Bancshares, Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof.

This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows for better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "assume," "plan," "seek," "expect," "will," "may," "should," "indicate," "would," "believe," "contemplate," "continue," "target" and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this presentation.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- our ability to manage our operations under the current economic conditions nationally and in our market area;
- adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values);
- risks related to a high concentration of loans secured by real estate located in our market area;
- the impact of any potential strategic transactions;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- significant increases in our loan losses, including as a result of our inability to resolve classified and non-performing assets or reduce risks associated with our loans, and management's assumptions in determining the adequacy of the allowance for loan losses;
- credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses;
- competition among depository and other financial institutions;
- our success in increasing our commercial real estate and commercial and industrial lending;

Forward Looking Statements (cont'd)

- our ability to attract and maintain deposits and our success in introducing new financial products;
- our ability to improve our asset quality even as we increase our commercial real estate and commercial and industrial lending;
- changes in interest rates generally, including changes in the relative differences between short-term and long-term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources;
- fluctuations in the demand for loans;
- technological changes that may be more difficult or expensive than expected;
- changes in consumer spending, borrowing and savings habits;
- declines in the yield on our assets resulting from the current low interest rate environment;
- changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act and the JOBS Act, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs, particularly the new capital regulations, and the resources we have available to address such changes;
- changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board;
- changes in our compensation and benefit plans, and our ability to retain key members of our senior management team and to address staffing needs in response to product demand or to implement our strategic plans;
- loan delinquencies and changes in the underlying cash flows of our borrowers;
- the impairment of our investment securities;
- our ability to control costs and expenses, particularly those associated with operating as a publicly traded company;
- the failure or security breaches of computer systems on which we depend;
- the ability of key third-party service providers to perform their obligations to us; and
- other economic, competitive, governmental, regulatory and operational factors affecting our operations.

Because of these and a wide variety of other uncertainties, many of which are beyond our control, our actual future results may be materially different from the results indicated by these forward-looking statements.

Summary Financial Overview

Overview

- Headquartered in Hammond, LA and originally founded in Amite, LA in 1934
- Operates 21 banking facilities primarily located in the Hammond, Baton Rouge, Lafayette, and Shreveport-Bossier City MSAs
- **2016Q1 TBV / share of $15.78, 2016Q1 EPS of $0.41 and 2016Q1 annualized dividend of $0.64 per share**

Financial Highlights (March 31, 2016)

Metric	Value
Total Assets	$1.47 billion
Total Gross Loans	$855 million
Total Deposits	$1.30 billion
Tangible Common Equity	$120 million
Q1 EPS	$0.41
Q1 ROAA[1]	0.86%
Q1 ROATCE[1]	10.92%
Q1 Efficiency Ratio	59.26%
Leverage Ratio	8.03%
Total RBC Ratio	13.06%
Tangible Common Equity / Tangible Assets	8.19%

(1) Annualized
Source: SNL Financial, Company Filings

History

Overview

- Modern history begins in 1993 with the recapitalization of First Guaranty by a group of investors led by Marshall T. Reynolds

Dollars in millions	Snapshot (Then and Now)		
Metrics	**1993**	**Q1'16**	**CAGR**
Total Assets:	$158.8	$1,469.0	10.5%
Net Loans:	$103.5	$845.4	9.9%
Book Value Per Share[1]:	$3.70[2]	$39.21	10.8%
Branches	6	21	

Corporate Timeline

- **1934** – First Guaranty Bank founded in Amite, LA
- **1993** – Investor group led by Marshall T. Reynolds invests $3.6M as part of a recapitalization
- **1999** – Announces acquisition of First Southwest Bank
- **2001** – Announces acquisition of Woodlands Bancorp, Inc.
- **2007** – Announces acquisition of Homestead Bancorp, Inc. First Guaranty Bancshares, Inc. formed
- **2009** – Bank surpasses the $1.0B total asset mark
- **2009** – Alton Lewis becomes CEO
- **2010** – Announces acquisition of Greensburg Bancshares, Inc.
- **2015** – IPO completed / SBLF Preferred Stock redeemed
- **2016** – 92nd consecutive quarterly dividend declared as of May 19, 2016

(1) Source: Company filings, excludes the impact of stock splits and stock dividends
(2) Book value per share as of March 31, 1993 post-recapitalization

Historical BV/Share Growth Excluding the Impact of Stock Splits and Stock Dividends



Historical Book Value/Share Growth
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
3.70
39.21
10.8% CAGR
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

(1) Estimated book value per share as of March 31, 1993 post-recapitalization
Note: 2016 book value per share as of March 31
Source: Company filings, excludes the impact of stock splits and stock dividends

Cash Dividends on Common Stock

(in Thousands)



Cash Dividends on Common Stock
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
200
4,247
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: Company filings

Insider Shareholder Base

Insider Name	Age	Title	Position (#)	Percent of Total Shares Outstanding (%)
Marshall T. Reynolds	78	Chairman of the Board	1,655,417	21.8%
William K. Hood*	64	Director	985,546	13.0%
Edgar R. Smith, III*	51	Director	846,301	11.1%
Alton B. Lewis, Jr.	66	Vice Chairman, President & CEO	46,046	0.6%
Eric John Dosch	37	Treasurer, Secretary & CFO	8,242	0.1%
Glenda Baskin Glover	61	Director	3,300	**
Total			**2,746,342**	**36.1%**

*Includes 798,510 shares jointly owned by Smith & Hood LLC.

**Less than 0.1%.

***Please see First Guaranty Bancshares, Inc. Proxy dated April 20, 2016 for additional details.

Market Opportunity and Branch Locations

Hammond MSA

- Major transportation hub
- Distribution hub for Wal-Mart and Winn Dixie
- Home of Southeastern Louisiana University (enrollment ~15,400)
- 2016-2021 projected population growth of 5.09%
- 2016-2021 projected income growth of 7.34%

Baton Rouge MSA

- Baton Rouge is the second largest city by population and the largest by deposits in Louisiana
- Hub of the Southeast petro chemical industry
- Political hub of the state of Louisiana
  - State government is the largest employer
- Home of Louisiana State University (enrollment ~30,000)
- 2016-2021 projected income growth of 10.81%

Shreveport MSA

- Diversified economy; employment services, government, education, and wholesale / retail trade
- Barksdale Air Force Base is largest employer with 10,284 employees
- Contains Las Vegas-style gaming industry
- 2016-2021 projected income growth of 4.20%
- $44,698 2016 median household income

Lafayette MSA

- Lafayette is the third largest city by population and deposits in Louisiana
- Home of University of Louisiana-Lafayette (enrollment ~17,500)
- Healthcare, government, retail, and mining are the top employing industries in the area
- 2016-2021 projected income growth of 11.77%



Harrah's Louisiana Downs
Willis-Knighton Health System
EXXON
LSU
IBM
DOW
Walmart
Winn Dixie
Southeastern
Louisiana Ragin' Cajuns
ShawCor
Schlumberger
Shreveport
Cotton Valley
Minden
Ringgold
Homer
Bernice
Farmerville
Jonesboro
Columbia
Stonewall
Mansfield
Many
San Augustine
Hemphill
Beaumont
Port Arthur
Sabine Pass
Lake Charles
Hackberry
Cameron
Welsh
Crowley
Lafayette
Kaplan
Abbeville
New Iberia
Pecan Island
Ville Platte
Eunice
Opelousas
Woodville
Liberty
St Francisville
Baker
Baton Rouge
Plaquemine
Donaldsonville
Vacherie
Thibodaux
Morgan City
Patterson
Franklin
Houma
Killian
Amite
Covington
Mandeville
LaPlace
New Orleans
Yazoo City
Canton
Ridgeland
Jackson

Sources: SNL Financial, First Guaranty management, North Louisiana Economic Partnership

Branch Footprint

Hammond MSA

- 8 offices (including headquarters)
- **36.4% deposit market share (Ranked #1)[1]**
- Includes all of Tangipahoa Parish

Baton Rouge MSA

- 5 offices
- 1.3% deposit market share (Ranked #8)[1]

Shreveport MSA

- 3 offices
- 2.2% deposit market share (Ranked #13)[1]
- Bossier and Caddo Parishes are primary focus
- Approval received to build branch in Bossier County

Lafayette MSA

- 1 office
- 1.3% deposit market share (Ranked #16)[1]



First Guaranty (21)
Shreveport
Cotton Valley
Minden
Bernice
Farmerville
Bastrop
Ruston
Monroe
Delhi
Monticello
Vicksburg
Jackson
Canton
Ridgeland
Pearl
Ringgold
Stonewall
Jonesboro
Columbia
Winnsboro
Wisner
Winnfield
Olla
Mansfield
Natchitoches
Harrisonburg
Jena
Center
Sabine National Forest
San Augustine
Many
Colfax
Ferriday
Natchez
Crystal Springs
Hazlehurst
Brookhaven
Meadville
Hemphill
Boyce
Alexandria
McComb
Liberty
Leesville
Woodworth
Marksville
Woodville
Tylertown
Burkeville
Fort Polk
Glenmora
Bunkie
Jasper
De Ridder
Oakdale
St Francisville
Franklinton
Merryville
Ville Platte
Melville
Kirbyville
Oberlin
Baker
Livonia
Opelousas
Eunice
Covington
Buna
De Quincy
Kinder
Lumberton
Lake Charles
Welsh
Crowley
Lafayette
Plaquemine
Killian
Mandeville
Beaumont
Donaldsonville
LaPlace
Kaplan
New Iberia
Hackberry
Lake Arthur
Port Arthur
Vacherie
New Orleans
Cameron
Franklin
Thibodaux
Sabine Pass
Pecan Island
Vermilion Bay
Patterson
Morgan City
Houma
Larose

(1) Market share data as of June 30, 2015
Source: SNL Financial, Federal Deposit Insurance Corporation

Community Involvement

★ **First Guaranty is a strong contributor to the communities we serve.**

- Contributes over 2.0% of net earnings to the community.
- Contributed $429,000 to our local communities in 2015.
- Every employee contributes at least four hours of community service annually.
- In the first 5 months of 2016, our employees have volunteered a total of 820 hours
- Worked with Southeastern Louisiana University on their National Community Bank Case Study Competition – they took top honors and came in 1st Place.



community | giving back
working together
FGB
gives
back

Source: Company

Products & Services

Consumer Loans & Mortgages

1-4 Family
Multifamily

Agricultural Loans

Checking & Savings Accounts

Commercial Loans

CRE
C&I
Owner Occupied



Customer
Offerings

Online Banking and Bill Pay

MyFGB App

MiBY

Interactive Teller Machine

Ponchatoula Branch


FIRST GUARANTY BANK

Opened March 7, 2016

Bossier City Groundbreaking


Dukedale
Blanchard
Red Chute
Haughton
Bossier City
Barksdale Air Force Base
Sligo
Koran
Forbing

About Bossier

- **Population:** 67,472[1]
- **Median age:** 31.8 years[1]
- **Median Household Income:** $47,103[1]
- One of the fastest growing school districts in LA[2]

[1] www.census.gov
[2] www.bossierschools.org



May 24, 2016

2015 Highlights

- Total 2015 Earnings to Common Shareholders of $14,121,000. Increase of 30% from $10,830,000 in 2014.
- Completed capital raise in November. Raised net proceeds of $9.3 million. Listed on NASDAQ under symbol FGBI.
- Redeemed $39,435,000 in SBLF preferred stock.
- Increased loan to deposit ratio to 65% at 12/31/2015. Continued to deploy low cost public funds into loans.
- Net interest margin expanded to 3.26% for 2015 and 3.41% for fourth quarter 2015.
- Loans grew by 6.5% or $51.3MM.
- Loan interest income grew by $2.7MM.
- Interest expense was reduced by $0.6MM.

Source: Company filings

2015 Net Income Highlights

- Net Income = **$14,505,000**
- Net Income to Common Shareholders = **$14,121,000**
- Dividends Paid to Common Shareholders = **$4,247,000**
- 2015 Earnings Per Common Share = **$2.01**
- Return on Average Assets: **0.97%**
- Return on Common Shareholders' Equity: **12.98%**

Source: Company filings

1st Quarter 2016 Highlights

- First Quarter 2016 Net Income of $3,151,000
- Loan growth of $13.2 million. *6.4% CAGR*
- First Quarter Dividend paid of $0.16 per share
- Earnings per common share of $0.41.
- Return on Average Assets of 0.86%.*
- Return on Average Common Equity of 10.46%*

*Annualized
Source: Company filings

Increasing Earnings Power

Net Income Available for Common Shareholders ($000)



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
29.4% CAGR
$8,433
$10,830
$14,121
2013Y
2014Y
2015Y

EPS ($)



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
28.4% CAGR
$1.22
$1.57
$2.01
2013Y
2014Y
2015Y

Net Interest Margin



3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.92%
3.11%
3.26%
3.30%
2013Y
2014Y
2015Y
2016Q1

TCE/TA



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.59%
6.37%
7.89%
8.19%
2013Y
2014Y
2015Y
2016Q1

Source: SNL Financial, Company Filings

Loan Portfolio

Total Gross Loans ($million)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$703
$790
$842
$855
2013Y
2014Y
2015Y
2016Q1

Loan Portfolio (3/31/2016)



Consumer & Other, 7.0%
C&D, 8.1%
Farmland, 2.6%
1-4 Family, 15.3%
Multifamily, 1.3%
Non-farm Non-residential, 38.9%
Agricultural, 2.7%
C&I, 24.1%

Total Gross Loans: $854.7 million
Yield on Loans: 5.20%

Non-farm Non-residential CRE Portfolio (3/31/2016)



Non-owner Occupied, 58.2%
Owner Occupied, 41.8%

Top CRE Lending Industries
Hotel / Motel
Retail
Industrial & Warehouse
Manufacturing
Office Buildings

Loan / Deposit Improvement



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
54.0%
57.6%
65.0%
65.7%
2013Y
2014Y
2015Y
2016Q1

Source: Company Filings

First Guaranty Loan Portfolio Credit Quality

NPAs / Assets


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.13%
1.67%
1.27%
0.99%
1.51%
1.77%
2011
2012
2013
2014
2015
2016Q1

NCOs / Avg. Loans


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.65%
0.45%
0.38%
0.45%
0.44%
0.40%*
2011
2012
2013
2014
2015
2016Q1

Loan Loss Reserves / Gross Loans


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.55%
1.64%
1.47%
1.15%
1.12%
1.10%
2011
2012
2013
2014
2015
2016Q1

Reserves / NPAs


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
30.73%
43.94%
56.72%
60.74%
42.74%
36.23%
2011
2012
2013
2014
2015
2016Q1

*1st Qtr. Annualized

Source: Company Filings

Deposits

Deposit Composition at 3/31/16



Time, 44.2%
Interest-bearing demand, 32.1%
Noninterest-bearing demand, 17.1%
Savings, 6.6%

Total Deposits: $1,300.7 million

Individual and Business Deposits[1]



Time, 45.9%
Interest-bearing demand, 16.3%
Noninterest-bearing demand, 28.2%
Savings, 9.6%

Total Deposits: $719.7 million

- Expanded lower cost non-maturity deposits year over year.
- Reduced size of public funds deposit portfolio.

(1) Individual and Business Deposits based on average balances
Source: Company filings, SNL Financial

Investment Portfolio & Asset/Liability

- First Guaranty has been reducing the percentage of securities as a portion of total assets in recent years and concentrating on higher yielding loans

Securities as Percentage of Balance Sheet



46.0%
44.0%
42.0%
40.0%
38.0%
36.0%
34.0%
44.2%
42.2%
37.4%
37.9%
2013Y
2014Y
2015Y
2016Q1

Loan / Deposit Improvement



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
54.0%
57.6%
65.0%
65.7%
2013Y
2014Y
2015Y
2016Q1

Source: SNL Financial, Company filings as of March 31, 2016

Strategy and Opportunity

- **Continuing to strengthen the balance sheet by moving more assets into higher yielding loans and reducing securities**
  - 65.7% of deposits currently used to fund loans as of March 31, 2016
  - Investment portfolio is positioned to efficiently fund loan growth
  - Net Interest Margin has continued to expand
- **High quality loan growth is a focus and priority for First Guaranty**
  - Eight new lenders have been hired in the past two years
  - Continue to expand new equipment leasing business which was put into place in 2014
  - Expand 1-4 family residential lending
  - Continue our focus on expanding First Guaranty's USDA , FSA and SBA lending businesses
  - Credit quality is First Guaranty's highest priority

Strategy and Opportunity (cont'd)

- **First Guaranty is positioned to operate in the most desirable markets in Louisiana**
  - Operates in major MSAs along interstates I-55, I-12, I-10 and I-20
- **Leverage existing branch footprint to increase deposit market share**
  - New loans are being priced to encourage multiple relationships
  - Expanded cash management services
  - New Ponchatoula branch opened. Construction has begun on new Bossier Branch.
- **Focus on Strategic partnerships while continuing to grow core bank**

Investing in First Guaranty

- **Double digit loan growth since 2011**
- **Earning growth over 20% per year since 2013**
- **Annualized margin expansion of 5.5% between 2014 and 2016Q1**
- **First Guaranty has a long history of TBV growth and has been a consistent dividend payer**
- **Chairman has long history of creating shareholder value, and both he and the board are fully aligned with shareholder interests**

Appendix

Historical Balance Sheets

(Dollars in thousands)	At December 31,					
	2011	2012	2013	2014	2015	March 31, 2016
Assets						
Cash and due from banks	43,812	83,342	60,819	44,365	36,690	25,600
Federal funds sold	68,630	2,891	665	210	582	221
Cash and cash equivalents	112,442	86,233	61,484	44,575	37,272	25,821
Interest-earning time deposits with banks	0	747	747	10,247	997	747
Available for sale, at fair value	520,497	600,300	484,211	499,808	376,369	407,513
Held to maturity, at cost	112,666	58,943	150,293	141,795	169,752	149,243
Investment securities	633,163	659,243	634,504	641,603	546,121	556,756
Federal Home Loan Bank stock, at cost	643	1,275	1,835	1,621	935	1,304
Loans, held for sale	0	557	88	0	0	0
Loans, net of unearned income	573,100	629,500	703,166	790,321	841,583	854,776
Allowance for loan losses	8,879	10,342	10,355	9,105	9,415	9,415
Net loans	564,221	619,158	692,811	781,216	832,168	845,361
Premises and equipment, net	19,921	19,564	19,612	19,211	22,019	21,741
Goodwill	1,999	1,999	1,999	1,999	1,999	1,999
Intangible assets, net	2,811	2,413	2,073	1,733	1,394	1,310
Other real estate, net	5,709	2,394	3,357	2,198	1,577	1,226
Accrued interest receivable	8,128	6,711	6,258	6,384	6,015	6,325
Other assets	4,829	7,009	11,673	8,089	9,256	6,407
Total Assets	**1,353,866**	**1,407,303**	**1,436,441**	**1,518,876**	**1,459,753**	**1,468,997**
Liabilities						
Noninterest-bearing demand	167,925	192,232	204,291	207,969	213,203	221,897
Interest-bearing demand	289,408	348,870	391,350	432,294	409,209	417,890
Savings	57,452	63,062	65,445	74,550	81,448	86,312
Time	692,517	648,448	642,013	657,026	592,010	574,628
Total Deposits	1,207,302	1,252,612	1,303,099	1,371,839	1,295,870	1,300,727
Short-term borrowings	12,223	14,746	5,788	1,800	1,800	0
Accrued interest payable	3,509	2,840	2,364	1,997	1,707	2,282
Long-term borrowings	3,200	1,100	500	1,455	25,824	25,051
Junior Subordinated Debentures	0	0	0	0	14,597	14,605
Other liabilities	1,030	1,824	1,285	2,202	1,731	3,029
Total Liabilities	1,227,264	1,273,122	1,313,036	1,379,293	1,341,529	1,345,694
Equity						
Preferred Stock	39,435	39,435	39,435	39,435	0	0
Common stock	6,294	6,294	6,294	6,294	7,609	7,609
Surplus	39,387	39,387	39,387	39,387	61,584	61,584
Treasury	0	-54	-54	-54	0	0
Retained earnings	37,019	43,071	47,477	54,280	49,932	51,866
Accumulated other comprehensive income	4,467	6,048	-9,134	241	-901	2,244
Total Equity	126,602	134,181	123,405	139,583	118,224	123,303
Total Liabilities & Shareholder's Equity	**1,353,866**	**1,407,303**	**1,436,441**	**1,518,876**	**1,459,753**	**1,468,997**

Source: Company filings

Historical Income Statements

(Dollars in thousands)	Year Ended December 31,					
	2011	2012	2013	2014	2015	For Three Months Ended 3/31/2016
Income Statement						
Interest Income	54,609	55,195	50,886	53,297	56,079	14,420
Interest Expense	15,118	13,120	11,134	9,202	8,608	2,588
Net Interest Income	39,491	42,075	39,752	44,095	47,471	11,832
Provision for Loan Losses	10,187	4,134	2,520	1,962	3864	843
Service charges, commissions and fees	4,596	4,770	4,640	4,438	4515	1,101
Net gains on securities	3,531	4,868	1,571	295	3300	354
Loss on securities impairment	(97)	0	0	0	0	0
Net gain (loss) on sale of loans	114	(68)	(70)	(12)	4	0
Net gain (loss) on sale of assets	1	(109)	0	0	0	0
Gain on acquisition	1,665	0	0	0	0	0
Other Noninterest Income	1,463	1,679	1,337	1,456	1137	379
Total Noninterest Income	11,273	11,140	7,478	6,177	8,956	1,834
Salaries and employee benefits	12,529	13,668	14,368	15,840	15,496	4,097
Occupancy & Equipment	3,473	3,713	3,949	3,928	3845	972
Other Expense	12,819	13,780	12,670	11,826	11,754	3,030
Total Noninterest Expense	28,821	31,161	30,987	31,594	31,095	8,099
Net Income before Taxes	11,756	17,920	13,723	16,716	21,468	4,724
Provision for Taxes	3,723	5,861	4,577	5,492	6,963	1,573
Net Income	8,033	12,059	9,146	11,224	14,505	3,151
Preferred Dividends	(1,976)	(1,972)	(713)	(394)	384	0
Net Income Avail to Common	**6,057**	**10,087**	**8,433**	**10,830**	**14,121**	**3,151**

Source: Company filings

Reconciliation of Non GAAP Financial Measures

	At December 31,					March 31,
	2011	2012	2013	2014	2015	2016
Tangible common equity						
Total stockholders' equity	$126,602	$134,181	$123,405	$139,583	$118,224	$123,303
Adjustments:						
Series C preferred stock	(39,435)	(39,435)	(39,435)	(39,435)	0	0
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,608)	(2,257)	(1,938)	(1,618)	(1,298)	(1,218)
Tangible common equity	$82,560	$90,490	$80,033	$96,531	$114,927	$120,086
Common shares outstanding	6,294,227	6,291,332	6,291,332	6,291,332	7,609,194	7,609,194
Book value per common share	$13.85	$15.06	$13.35	$15.92	$15.54	$16.20
Tangible book value per common share	$13.12	$14.38	$12.72	$15.34	$15.10	$15.78
Tangible assets						
Total assets	$1,353,866	$1,407,303	$1,436,441	$1,518,876	$1,459,753	$1,468,997
Adjustments:						
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,608)	(2,257)	(1,938)	(1,618)	(1,298)	(1,218)
Tangible assets	$1,349,259	$1,403,047	$1,432,504	$1,515,259	$1,456,456	$1,465,780
Tangible common equity to tangible assets	**6.12%**	**6.45%**	**5.59%**	**6.37%**	**7.89%**	**8.19%**
Total equity to total assets	**9.35%**	**9.53%**	**8.59%**	**9.19%**	**8.10%**	**8.39%**
Return on average tangible common equity						
Net income	$8,033	$12,059	$9,146	$11,224	$14,505	$12,673*
Net income available for common shareholders	6,057	10,087	8,433	10,830	14,121	12,673*
Adjustments:						
Amortization of intangible assets and goodwill impairments (tax effected at 35.0%)	185	228	208	208	208	208
Average tangible common equity	78,362	88,128	86,524	91,187	105,333	117,943
Average total equity	108,321	131,991	130,053	134,397	147,142	121,199
Return on average tangible common equity	7.97%	11.70%	9.99%	12.10%	13.60%	10.92%
Return on average equity	**7.42%**	**9.14%**	**7.03%**	**8.35%**	**9.86%**	**10.46%**

*1st Qtr. Annualized
Source: Company filings